Exhibit 32.1

Certification of Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

In connection with the quarterly report of IEC Electronics Corp., (the "Company") on Form 10-Q for the quarter ended December 30, 2011 as filed with the Securities and Exchange Commission on the day hereof (the "Report"), I, W. Barry Gilbert, Chief Executive Officer of the Company and Vincent A. Leo, Chief Financial Officer (Interim) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.     The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.     The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 13, 2012	/s/ W. Barry Gilbert
W. Barry Gilbert Chairman and Chief Executive Officer

/s/ Vincent A. Leo
Vincent A. Leo Chief Financial Officer (Interim)

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